广    州    市

Guangzhou

劳

动

合

同

Labor Contract

用人单位（甲方）：广州亲西元食品有限公司

Employer (Party A):  Guangzhou Qinxiyuan Food Co., Ltd.

地      址（甲方）：广州市天河区花城大道路6号1610号

Address (Party A):  Room 1610, No.6, Huacheng Road, Tianhe District, Guangzhou

职      工（乙方）： 张士力

Employee (Party B):  Shili Zhang

甲乙双方根据《中华人民共和国劳动合同法》（以下简称《劳动合同法》）和国家、省市的有关规定，遵循合法、公平、平等自愿，协商一致、诚实信用原则，订立本合同。

In accordance with Labor Law of the People’s Republic of China (hereafter referred as Labor Contract Law), and relevant regulations of state and provinces, Party A and Party B hereby enter into labor contract pursuant to principles of legality, justice, equality and free will, consensus, and good faith.

1、

合同期限

I. Contract term

（1）

合同期限

   Contract term

1、

乙双方同意按以下第  1  种方式确定本合同期限：

 Both parties agree with the first method below to determine the contract term.

1、有固定期限：从 2010 年  5月 20日起至  2013  年  5  月 19日止。

Fixed term: from May 20, 2010 to May 19, 2013.

2、无固定期限：从  ∕  年  ∕  月  ∕  日起至法定的终止条件出现时止。

Non-fixed term: from the date of date/month/year till the legal termination condition occurs.

3、以完成一定的工作为期限：从  ∕  年  ∕  月  ∕  日起至                ∕                 工作任务完成时止，并以            ∕               为标志。

   The working term is based on the completion of the certain amount of task: starting from the date of date/month/year till the completion of         and recognized by         .

（1）

试用期限

      Probation period

双方同意按以下第  1  种方式确定试用期期限（试用期包括在合同期内）：

 Both Parties agree with the first method below to determine probation period (includes in contract):

1、无试用期。

No probation period.

2、试用期从  /  年  / 月  / 日起至  /  年  /  月  /  日止。

Probation period starts from date/month/year to date/month/year.

1、

工作内容和工作地点

II .Job description and working place

（1）

乙方的工作内容：服从甲方安排。

Party B’s job content: according to the arrangement of Party A.

（二）乙方工作岗位确定为   董事长兼总裁    。

Post of Party B is determined as Chairman of the Board and CEO.

（三）甲方因生产经营需要调整乙方的工作内容，应协商一致，按变更本合同办理，双方签字或盖章确认的协议书或依法变更通知书作为本合同的附件。

If Party A needs to adjust Party B’s job content due to production and operation, both parties shall reach their decisions by consensus then proceed with the modification. Agreement signed or sealed by both parties and legal change notification act as the attachment of this contract.

（四）乙方工作地点：甲方办公地点所在地，并服从甲方变更要求。

Working places of Party B: office location of Party A and subject to the request of change of Party A.

1、

工作时间和休息休假

III. Working hours and vacations

（一）甲、乙双方同意按以下第 1 种方式确定乙方的工作时间：

Both parties agree with the first method in the following to determine the working hours of Party B.

1、标准工时制，即每日工作8 小时，平均每周工作 6 天。

Standard working hour system shall be eight hours per day, six days per week.

2、不定时工作制，即经劳动行政部门审批，乙方所在岗位实行不定时工作制，每周至少休息一天。

Non-fixed working hour system shall be implemented by Party B with necessary approval from administrative department of labor authorities, have at least one rest day a week.

3、综合计算工时工作制，即经劳动行政部门审批，乙方所在岗位实行以（填“是”）：年（/）、半年（/）、季（/）或月（/）为周期的综合计算工时工作制。

Comprehensive working hours, e.g. after approved by the Labor Administration Department, the working hours for the position of Party B should be comprehensively calculated within the period of (Please fill “Yes” in the relevant blank) (   )year, (  )half year, (   )quarter, or (   )month.

（二）甲方因生产（工作）需要和乙方协商后可以延长工作时间。除《劳动法》第四十二条规定的情形外，一般每日不得超过一小时，因特殊原因最长每日不得超过三小时，每月不得超过三十六小时。

Party A can prolong the working hours after negotiation with the Workers’ Union and Party B if necessary for production (work) demand. Except for the situation described in Term 42 of the Labor Law, the prolonged working hours shouldn’t be more than 1 hour every day.  Due to special reason, the prolonged working hours mustn’t be more than 3 hours per day and the prolonged working hours shouldn’t be more than 36 hours one month.

2、

劳动报酬

IV. Working remuneration

（一）乙方正常工作时间的工资标准，按下列第（   1  ）种形式执行，并不得低于当地最低工资标准及本单位集体合同约定的标准。

The salary for Party B in normal working hours should be in accordance with the No. 1 of the following types and not lower than local minimum wage and standard agreed upon collective contract of the unit.

1、计时工资：  2500  元／月；

Hourly wage: 2500 Yuan/month

2、计件工资：      ∕       （70％以上职工在正常工作时间内可以完成的，本项约定方为成立）。

   Piece wage:   /   (this agreement is established when more than 70% of the staff finish in normal working hours)

（二）工资必须以法定货币支付，不得以实物或其他有价证券等形式替代货币支付。

    The salary must be paid in legal tender and shall not be replaced by other material object or securities,

3、

社会保险

V. Social insurance

（一）甲、乙双方按照国家和省、市有关规定，参加社会保险，缴纳社会保险费，乙方依法享受相应的社会保险待遇。

Both parties shall participate in social insurance in accordance with relevant regulations of state and provinces, and pay social insurance premiums. Party B shall enjoy corresponding social insurance benefits according to law.

（二）乙方患病或非因工负伤，甲方应按国家和地方的规定给予乙方医疗期和享受医疗待遇，并在规定的医疗期内支付病假工资或疾病救济费。

If Party B is in illness or has non-working injury, Party A should allow Party B to have time for treatment according to the regulations of the nation and the local area.  Party A should pay Party B’s salary or subsidy for illness according to the regulations.

（三）乙方患职业病、因工负伤或者因工死亡的，甲方应按国家和省市的工伤保险法律法规的规定办理。

If Party B suffers from occupational decease, working injury or death at work, Party A should process according to the regulations in the insurance laws for working injury of the nation, the province, and city.

4、

劳动保护、劳动条件和职业危害防护

VI. Labor protection, working conditions and protections against occupational hazards

（一）甲方按国家和省、市有关劳动保护规定为乙方提供符合国家劳动卫生标准的劳动作业场所，切实保护乙方在生产工作中的安全和健康。如乙方工作过程中可能产生职业病危害，甲方应如实告知乙方，并应切实按《职业病防治法》的规定，保护乙方的健康及其相关权益。

According to the regulations of working protection of the nation, the province, and the city, Party A should provide to Party B a working place which meets the requirement of the national working sanitation, so that the safety and health for Party B during working can be protected effectively.  If there is possibility that the job for Party B may cause occupational decease, Party A should inform Party B the truth, and should effectively protect Party B’s health and relevant benefits according to the regulations in the Prevention Law of Occupational Decease.

（二）甲方按国家有关规定，发给乙方必要的劳动保护用品。

Party A shall provide Party B with necessary labor protection appliance according to relevant state regulations.

（三）甲方按国家和地方有关规定，做好女职工和未成年工的劳动保护工作。

Party shall carry out relevant provisions formulated by the state regarding female and under-aged employees.

（四）如甲方违章指挥、强令冒险作业危及人身安全的，乙方有权拒绝，并可以随时解除本劳动合同。对甲方及其管理人员漠视乙方安全和健康的行为，乙方有权要求改正并向有关部门检举、控告。

If Party A gives an instruction violating the regulations, or an order which will cause danger in working or harm to human life, Party B has the right to refuse and to dissolve this employment contract anytime.  For Party A’s or Party A’s manager’s behavior which is indifferent to Party B’s safety and health, Party B has the right to inform and report to the relevant government departments.

5、

劳动合同的变更、解除、终止

VII. Alteration of contract, dissolution and termination

（一）符合《劳动合同法》规定的条件或者经甲、乙双方协商一致，可以变更劳动合同的相关内容或者解除固定期限合同、无固定期限合同和以完成一定工作为期限合同。

If it meets the requirement of regulations in the LABOR LAW, or if the both parties make an agreement after negotiation, the content of this employment contract can be changed, or the limited employment period can be dissolved, or changed to be unlimited employment period, or changed to be the working period decided by work task.

（二）除因乙方不胜任工作，甲方可以依法适当调整其工作内容外，变更劳动合同，双方应当签订《变更劳动合同协议书》。

Except because Party B is unqualified and Party A could readjust job content appropriately according to law, both parties shall enter into modification of labor contract to change the labor contract.

（三）《劳动合同法》规定的终止条件出现，终止本劳动合同。

If the termination condition happens according to labor contract, this contract shall be terminated.

6、

经济补偿金、医疗补助费的发放

VIII. Economic compensation, medical subsidies distribution

解除或者终止本合同，经济补偿金、医疗补助费等发放按《劳动合同法》和国家、省、市有关规定执行。

Economic compensation, medical subsidies distribution shall be performed according to Labor Contract Law and national, provincial, municipal relevant regulations when contract terminates or breaks.

九、通知和送达  甲乙双方在本合同履行过程中相互发出或者提供的所有通知、文件、文书、资料等，均可以当面交付或以本合同所列明的通讯地址履行送达义务。一方如果迁址或变更电话，应当及时书面通知另一方。

IX. Notification and delivery  All of the notices, files, documents, written materials that appear in the enforcement of this employment contract should be given in person or delivered to the address written in this contract. If either party changes the address or telephone, the other party should be informed immediately.

十、因履行本合同发生纠纷的解决办法  乙方认为甲方侵害自己合法权益的，可以先向甲方提出，或者向甲方工会反映，寻求解决。无法解决的，可以向就近的劳动行政部门投诉。属双方因履行本合同发生争议，应当先协商解决；协商不成的，可自争议发生之日起30日内向甲方劳动争议调解委员会申请调解，或者60日内向劳动争议仲裁委员会申请仲裁。

X.Solution for disputes  If Party B believes that his legal benefit is infringed, he can inform Party A, or reflect the case to the workers’ Union, and seek for solution.  If the infringement is not solved, Party B can complain to the Labor Administration Department.  If the dispute is caused by the enforcement of this employment contract, the both parties should negotiate for a solution. If there is no solution after negotiation, Party B can request for mediation in Party A’s Mediation Committee for Employment Disputes in 30 days after the dispute happens, or request arbitration in the arbitration committee for employment disputes in 60 days after the dispute happens.

十一、本合同的条款与国家、省、市的新颁布的法律、法规、规章不符的，按新的法律、法规、规章执行。

XI. Shall any terms in this contract do not meet the requirement of the Labor Law, regulations issued lately by the nation, the province and the city, the enforcement of this contract shall comply with the requirement of the new law and regulations.

十二、双方需要约定的其他事项

XII.Others matters to be agreed by both parties

本合同（含附件）一式两份，双方签字后，甲方必须将其中一份交给乙方持有，均具有同等法律效力。甲方不把其中一份交给乙方持有的，视为尚未与乙方签订本劳动合同；发生纠纷时，不得以已签订本合同为由对抗乙方的主张，并由甲方承担相应的法律责任。

The contract is made in duplicates (including appendix). After both parties’ signature, Party A shall give one copy to Party B. Both copies have the same legal effect.  If Party A doesn’t allow Party B to keep one copy, it will be treated as that Party A hasn’t signed the employment contract with Party B.  When dispute rises, Party A should be responsible for the legal responsibilities and shouldn’t g against Party B’s claim by the defense of having signed the contract.

甲方：（盖章）广州亲西元食品有限公司             乙方：（签名）

Party A: (Seal) Guangzhou Qinxiyuan Food Co., Ltd.    Party B: /s/ Shili Zhang

法定代表人  （委托代理人）：/s/ Shili Zhang

Legal Representative (Attorney):

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